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NTS

ENGINEERING SUCCESS

NTS Investor Presentation

September 7, 2011

Agenda

- Brief Introduction: NTS and the Current Situation
- Company and Industry Overview
- NTS Strategic Plan
- Dissident Group's Demands and Actions
- Q & A

Introduction: NTS & the Current Situation

National Technical Systems, Inc.

- Largest independent, advanced technical testing services company in U.S.
  - Founded in 1961; went public in 1975
  - Provides highly technical services to the world's largest/strongest companies in defense, aerospace, commercial electronics, energy
    - Services include testing, engineering, registration, supply chain management
    - Substantial asset base includes highly specialized facilities and equipment
  - Recently transitioned from founder leadership to professional management
  - 1,100 employees in 27 multi-use facilities worldwide
  - FY 11 Gross Revenues: $144 M; Net Income: $5.4M; Current Market Cap: $51,000,000 (approx.)
- Industry leader
  - Leader in industry characterized by fragmentation, plus a few large multi-nationals; most competitors small private companies
  - NTS has gained substantial market share over last 5 years
  - In this challenging economy, NTS performance is strong relative to competitors

Introduction: NTS & the Current Situation

Situational Summary

- The Company is successfully executing its strategic plan
  - Revenues up nearly 75% in five years; revenues profits and shareholder equity at historic highs
  - Company currently acquiring competitors and strategic assets at attractive prices
    - NTS taking advantage of "Buyers' Market"
  - Recent financing transaction provides capital for even more growth
  - Board and Management aligned to enhance SH value
- The Board is open to a sale of the Company at the right price, and is constantly reviewing strategic alternatives; but now is NOT the time to sell the Company
  - Board comprised of majority of independent directors has reviewed offers with financial advisors and rejected as inadequate
  - Current economic climate, industry conditions and competitive landscape not conducive to maximizing value in sale
  - Continued execution of strategic plan to diversify services (reduce dependence on defense), consolidate the industry and increase size of NTS will maximize share price for all shareholders on exit
  - Dissidents' demand to "sell now" at any price is based on emotion and personal circumstances (e.g., age), and not in best interests of other shareholders

Management Team

- The Company's executive management team has an average of 20 years of experience with National Technical Systems.
- The executive leadership was restructured in 2007 to streamline operations.


Chief Executive Officer
Mr. William McGinnis
Senior Vice President
Mr. Doug Briskie
Chief Financial Officer
Mr. Raffy Lorentzian
Senior Vice President; Chief Operating Officer
Mr. Dwight Moore
Senior Vice President
Mr. Derek Coppinger
Vice President, Organizational Development
Ms. Andrea Korfin
Chief Information Officer
Mr. Arturo Villa

NTS

Principal Markets Served[1]


Industrial Products
Medical
Other
Automotive
Energy
Defense
Consumer Products
Telecommunications
Aerospace
Defense
Aerospace
Telecommunications
Consumer Products
Energy
Automotive
Industrial Products
Medical
Other

NTS

[1]Results presented are from Continuing Operations for FY 2011

Principal Customers Include

hp

NORTHROP GRUMMAN

Honeywell

U.S.ARMY

babcock

PACIFIC SCIENTIFIC

DEPARTMENT OF ENERGY UNITED STATES OF AMERICA

NASA

Raytheon

BOEING

CISCO

GENERAL DYNAMICS

Hamilton Sundstrand
A United Technologies Company

CRANE

NTS Services Offering

NTS Has Broadest Array of Advanced Testing Capabilities in Industry

- Highly technical product certification, product safety testing and engineering services for Engineering Services Outsourcing (ESO) market
  - EMC/EMI testing
  - RF/wireless testing
  - Shock/vibration testing
  - Environmental testing
  - Mechanical testing
  - Structural testing
- Services for quality systems registration, supply chain management
- Special facilities, services and capabilities
  - Munitions, explosives, hazardous materials, ballistic and hydraulic burst testing
  - Sophisticated data collection tools, very high-speed cameras, Doppler radar, etc.
  - LabInsight on-line customer information portal - test data, status reports, etc.

NTS

Laboratory Testing Industry Trends

- Key market drivers – regulatory, cost-effectiveness, time-to-market
  - Trend towards greater outsourcing
    - Engineering projects
    - New product development
    - Supply chain management
  - Increasing government product safety regulations
  - Third party certification guidelines
- Significant barriers to entry
  - Niche specialization, high fixed costs, skilled labor force
  - Expect few new market entrants
- Fragmented market with number of smaller participants
- Acquisition opportunities to expand services and reach

NTS

Laboratory Testing Industry Trends

- NTS estimates 2010 annual revenues in its targeted testing market segment at ~$500 million with stable growth
- NTS market share leader with FY 2010 market share of >20%
- NTS expanding as key North American competitors declining
- NTS market share growth rate expected to increase



NTS Market Share Growth Estimate FY 2010 – FY 2015
NTS
>20%
All
Others
~80%
NTS
~40%
All
Others
~60%
FY 2010
FY 2015

Industry Overview- Competitors by Sector

- Wyle Labs is the Company's primary competitor in the A&D Sector.
- NTS directly competes with the following companies:
  – Most of NTS' competitors are private companies with limited access to capital and many of them are currently for sale, rumored to be for sale, or are anticipated to soon be for sale. It is a buyers market.

Company	Location	Industry Space
Wyle Lab	CA	Aerospace & Defense, Power (Nuclear)
Dayton T. Brown	NY	Aerospace & Defense
Garwood	CA	Aerospace & Defense
Stork	FL, CA	Aerospace & Defense
Retliff Laboratories	NY	Aerospace & Defense
Hi-Test Laboratories	VA	Aerospace & Defense
Elite Electronics	IL	Aerospace & Defense
Underwriters Laboratories	Worldwide	Telecom, Computer & Electronics, & Commercial Products
ITS	Worldwide	Telecom, Automotive, Computer & Electronics, & Commercial Products
Met Lab	MD	Telecommunications
Bureau Veritas	Worldwide	Telecommunications
Detroit Testing Lab	MI	Automotive
TUV	Worldwide	Automotive, Computer & Electronics, & Commercial Products
SGS	Worldwide	Computer & Electronics, & Commercial Products

NTS Strategic Plan

In December 2006, NTS restructured its executive leadership team and initiated a new growth strategy to provide significant focus on corporate development activities within the mid-to longer-term time horizon, while continuing to drive efficiencies and market penetration within the shorter-term fiscal planning time horizon. The result of this new growth strategy has been to accelerate growth in the Company's core testing business and expand the Company into high-value adjacent services, such as engineering services, while simultaneously reducing focus on staffing and lower value operations

Strategic Growth Initiatives

Specific Actions to Implement Strategic Plan

▶Operational Excellence	✓ERP deployment ✓Organic growth, acquisition integration ✓Meet new specification requirements
▶Technology Development	✓New technologies to serve markets ✓Apply NTS technology to new products ✓Capacity enhancement
▶ESO/Corporate Expansion	✓Develop ESO business ✓Acquisitions ✓Partnering and positioning

NTS

NTS Engineering Services (“ESO”) Initiative

- ESO market is fast growing, multi-billion dollar market expected to grow at ~26% CAGR
- Offering more Engineering Services is move up value chain that allows NTS to provide higher-value, higher-margin services
- NTS launched initiative in March 2009; currently doing selected design/development ESO projects; drives added testing revenue


DESIGN
NTS
Engineering Services
DEVELOP
NTS
Engineering & Evaluation
TEST

Strategic Initiatives- Technology Development

Current Innovation Platforms & Portfolio Projects

Partial List Under Consideration

Aerospace
- HIRF
- LH2
- Pyro Shock
- Solar Loading
- Fremont
- Plano

Telecom
- Wireless Regulatory
- Wireless Interoperability
- NEBS Calgary
- NEBS Fremont

Energy
- Nuclear
- Big Physics / DOE
- SMART Grid
- Fuel Cells
- Solar
- Wind & Wave

Engineering Srvc. Multi-Markets
- Aerospace
- EMC
- Supply Chain Mgmt
- TSE USA
- TSE Canada
- Engr. for Test

Defense
- Dana Point EOS
- NSWC
- European Ordnance
- Armor
- Hunstville

Com. Electronics
- Product Safety
- International Approvals
- Computer Interoperability

Medical
- Testing (Safety/EMC, ENV)
- Interoperability (HW/SW)
- Reliability
- Quality

Global
- Asia
- Mexico

NTS

FY 2007 – FY 2011 Financial Highlights[1]

- Revenues up 58% to $144.1 million in FY '11 from $91.0 million in FY '07
- Backlog grew from 33% of sales in FY '07 to 40% in FY '11
- Gross margins improved from 25.3% in FY '07 to 27.0% in FY '11



Yearly Revenue, Backlog, Gross Margin Trends
$ Millions
$160
$140
$120
$100
$80
$60
$40
$20
35%
30%
25%
20%
$91.0
$30.2
25.3%
$100.9
$40.8
26.0%
$119.9
$45.6
26.8%
$122.7
$52.0
27.7%
$144.1
$58.2
27.0%
FY 2007
FY 2008
FY 2009
FY 2010
FY 2011
Revenue
Backlog
Gross Margin %

[1]Results presented are from Continuing Operations

FY 2007 – FY 2011 Financial Highlights[1]

Yearly Net Income and EPS From Continuing Operations Trends


$8.0
$6.0
$4.0
$2.0
$0.0
$ Millions
$0.60
$0.50
$0.40
$0.30
$0.20
$0.10
$0.00
$ Cents
$0.19
$0.28
$0.31
$0.34
$0.51 2
$1.8
$2.6
$3.0
$3.3
$5.4 2
FY 2007
FY 2008
FY 2009
FY 2010
FY 2011
Net Income
Fully Diluted EPS

[1]Results presented are from Continuing Operations

[2]Includes one-time $1.7 million, or $0.17 per diluted share, net of tax gain from sale of property

Company Overview - Recent Financial Results

- FY 2012 first quarter results
  - Revenues of $37.5 million, up ~9 % from $34.4 million in Q4 FY'11, up approximately 4% from $36.1 in Q1 FY'11
  - Net income of $0.6 million, or $0.05 per diluted share, compared to a loss of $0.3 million in Q4 FY'11, or $0.03 loss per diluted share, and net income of $3.5 million, or $0.35 per diluted share in Q1 FY'11
    - Q1 FY'11 includes one-time $1.7 million, or $0.17 per diluted share, net-of-tax gain on sale of property.

Company Overview- Acquisitions

- The Company has made a number of strategic acquisitions over the years to augment its core competencies and expand its geographic breadth.
- Since FY 2007, the company has made the following acquisitions:

Quarter Closed	Closed Date	Acquired Company	Purchase Price ($mm)
1Q FY 2007	04/12/06	American International Registrars	$ 0.4
2Q FY 2007	06/09/06	B & B Technologies Inc	$ 1.1
3Q FY 2007	08/01/06	Dynamic Labs	$ 2.3
2Q FY 2008	05/31/07	TRA Certification, Inc	$ 0.7
4Q FY 2008	12/05/07	United States Test Laboratory, Inc	$ 14.1
1Q FY 2009	04/21/08	International Management Systems, Inc	$ 0.5
2Q FY 2009	06/06/08	Elliott Laboratories, Inc	$ 8.1
4Q FY 2010	11/30/09	Unitek Technical Services, Inc	$ 2.7
4Q FY 2011	12/16/10	Mechtronic Solutions, Inc (MSI)	$ 7.0 [1]
2Q FY 2012	07/20/11	Ingenium Testing	$ 12.5 [1]
3Q FY 2012	09/01/11	Lightning Technologies, Inc (LTI)	$ 6.0 [1]

NTS has Executed Strategic Plan with 11 Acquisitions since FY 2007

[1] Purchase price may increase if additional performance-based earn out is paid in future periods.

NTS

Dissident Group's Demands and Actions

Dissident Group Led by Ex-Chairman Seeks Board Seats with the Intention of Selling the Company Now, Regardless of Price

- The dissidents, led by Ex-Chairman, are pursuing personal agendas not in best interests of all shareholders
  - Ex-Chairman used threat of proxy contest in attempt to extract personal financial gain
  - Attempting to take control of Company without paying control premium
  - Dissidents' demand to "sell now" is based on personal interests - not the interests of all shareholders - ignores economic and business realities, and flouts fiduciary duties of directors
  - Dissidents, who are seeking three board seats, summarily rejected settlement proposal from the Company offering two board and limiting board size; Dissidents' refusal to even consider fair settlement confirms true motives
- Now is NOT the time to market NTS for sale
  - Current economic climate, uncertainty regarding government spending, would negatively impact shareholders in sale process at this time
  - The Board continuously reviews its strategic alternatives and is open to a sale at the right price

NTS

Dissident Group's Demands and Actions

Dissident Group Led by Ex-Chairman Seeks Board Seats with the Intention of Selling the Company Now, Regardless of Price

- The current Board and management are executing on a plan that has achieved record performance, is increasing SH value, and is designed to maximize value
  - This company's plan, fully vetted by the Board (including Jack Lin) and financial advisors, leverages NTS' industry leading position to consolidate the industry and increase value for NTS shareholders
  - NTS is taking advantage of its financial strength relative to its competitors by acquiring companies at favorable prices in this "buyer's market"
  - NTS has completed a major financing and two significant strategic acquisitions in the past 90 days.
  - NTS will be a much more attractive acquisition candidate once it integrates these acquisitions and completes other steps in the near term
- Unlike Dissident Group controlled by individual with personal agenda, the majority of the current Board is comprised of non-management independent directors who represent interests of all shareholders
- There are other liquidity options available that allow those who want to exit now a chance to do so; have been rejected by dissidents

NTS

Dissident Group's Demands and Actions

The Dissidents' Nominees Do Not Possess the Experience, Ability or Intention to Propel NTS Forward or to Represent Best Interests of All Shareholders

- Jack Lin (age 78) – Former Chairman of NTS
  - Has used threat of this proxy contest to demand return to power and extract personal financial gain
    - Jack Lin's demands for excessive personal compensation and "green mail" are well-documented in Company's "fight letter"
  - Past history shows Jack Lin is unable to refrain from interfering at operational level; very disruptive to management and Company
  - Actions and statements indicate real motive is return to power, not sale of Company
    - Offered to settle if he received a 5-year contract and various areas of responsibility
    - Has made statements such as "Bill [McGinnis, CEO] will be working for me again;" and "Aaron and I can run this Company again" (referring to co-founder and current Vice-Chairman Aaron Cohen, age 74)
    - While leading NTS, repeatedly rejected any attempts to sell Company; moved to sell Company only after his demands for reinstatement as Chairman and compensation were rejected by Board
  - Board has concerns regarding ability of Jack Lin to respect securities laws, fulfill fiduciary duties, and maintain confidentiality of material non-public information
    - On advice of counsel, Jack Lin was formally admonished by Board in writing in September, 2010

NTS

Dissident Group's Demands and Actions

The Dissidents' Nominees Do Not Possess the Experience, Ability or Intention to Propel NTS Forward or to Represent Best Interests of All Shareholders

(Continued)

- Jeff Kaplan (age 54) – Retired; Real Estate Investor
  - No public board experience
  - No industry operating experience
    - Principal operating experience is in music industry
  - Board has concerns about Kaplan's relationship with 13D filer Lou Hernandez
    - Kaplan was interviewed for an NTS Board position in 2009 at the request of Hernandez. During the interview process, Kaplan disclosed (i) he had an extremely close personal relationship with Hernandez; (ii) "he was part of a group, including Hernandez, that owned around two million shares;" and (iii) he had been made aware of material non-public information from members of the current dissident group.
  - Kaplan's and Hernandez' trading in NTS stock raises concerns about disregard for securities laws
    - Kaplan purchased 9,200 shares of NTS stock between April 7, 2011 - the same day on which the Dissident's filed their amended 13D and notice of intention to commence a proxy contest – and August 5, 2011 (Source: Amended 13D filed August 12, 2011)
      - Kaplan's purchases may have caused the 13D group to become an Acquiring Person under the Company's Shareholder Rights Plan; the Board is currently investigating
    - Hernandez sold NTS stock in 38 separate trades between July 22, 2010 and August 19, 2010, at prices near historic highs ($8.05-$8.90) shortly after Hernandez became aware of material non-public information.

NTS

Dissident Group's Demands and Actions

The Dissidents' Nominees Do Not Possess the Experience, Ability or Intention to Propel NTS Forward or to Represent Best Interests of All Shareholders

(Continued)

- Harry Derbyshire (age 85) – Retired; Business Consultant
  - Concerns about commitment, desire to serve and ability to independently represent all shareholders
    - Stated he is "agreeing to serve as a favor of Jack"
    - Owns no stock in NTS
- The Dissident's nominees are not the right individuals to provide independent viewpoints to the Board that serve the interests of all shareholders.
  - The dissident nominees have NO PLANS or new ideas for increasing value; if sale process fails, NTS badly damaged
  - The current board is open to shareholder representation and new directors who can add value
    - Two new directors since 2009; Recently added independent director Justin C. Jacobs to Board, representing major shareholder
    - The current Board offered the dissidents a settlement of two Board seats – a compromise from the three they seek - in order to avoid the cost and distraction of a prolonged proxy contest; offer was summarily rejected by dissidents

The Board of Directors and NTS Management Seek ISS' Recommendation FOR the election of 3 Company Nominees: John Gibbons, Norman Wolfe and Robert Lin

NTS

Dissident Group's Demands and Actions

The Company's Director Nominees Have the Experience and Expertise Necessary to Provide Effective Oversight and Increase Value for All Shareholders

- John Gibbons (age 62) – Independent Director, Chair of Audit Committee
  - Director since 2003
  - Extensive public board experience; financial expert; CPA; MBA
    - Currently Lead Director and Audit Chairman for Deckers Outdoor Corp. (DECK)
- Norman Wolfe (age 62)– Independent Director, Chair of Governance Committee
  - Director since 2001
  - Consultant to many public companies at CEO and board level focusing on strategy execution, executive pay and development
    - Holds Advanced Professional Director Certificate from American College of Corporate Directors
- Robert Lin (age 53) – Outside Director *
  - Director since 1988
  - Founder and CEO of MTI, marketing agency whose clients include several Fortune 500 and technology firms
  - Only non-employee director with industry and company experience (worked at NTS in various capacities 1975-85)
  - Substantial stock ownership

** Robert Lin is the son of Jack Lin and is not "independent" under NASDAQ rules solely because of familial relationship with a person who has been an employee within 3 years.*

NTS

Dissident Group's Demands and Actions

Proposal 3: Non-Binding Recommendation to Board to Hire Investment Banker and Initiate Search for Buyer of NTS

- Based on information available to it, the Board feels now is NOT the best time to market NTS for sale
  - Current economic climate, uncertainty regarding government spending, would negatively impact shareholders in sale process at this time
  - The Board, with its financial and legal advisors, continuously reviews strategic alternatives and has determined now is not an optimum time to seek a sale of the Company
  - It is a "Buyers' Market:" NTS is taking advantage of the current environment to acquire companies at favorable prices and build shareholder value through consolidation
    - Executed major financing and two strategic acquisitions in past 90 days
    - Continued execution of plan will be more attractive to strategic buyers and substantially increase shareholder value on exit
- Even though non-binding, passage of this proposal would negatively impact sale process if and when the Board elects to initiate search for buyer
  - The Board does not need this proposal to pass in order to fulfill its fiduciary duties; has engaged investment bankers and is continuously reviewing strategic alternatives
  - Marketing the company for sale after passage of this proposal would weaken negotiating position

The Board of Directors and NTS Management Seek ISS' Recommendation AGAINST Proposal 3

NTS

Dissident Group's Demands and Actions

Proposals 4 & 5: Bylaw Amendments (1) Fixing the Number of Directors at 9 and (2) Requiring SH Vote to Amend this Provision

- Dissidents seek these limits to facilitate a take-over of control of NTS without paying a premium
  - Dissidents seek 3 seats in this election; rejected settlement offer of two seats and customary standstill
  - The only reason to restrict board size to 9 is so dissidents can attempt to take control of the board at the next election by electing 3 more dissident nominees and thereby controlling a majority of the Board
- **Corporate governance "best practices" suggests these proposals should be defeated**
  - According to the National Association of Corporate Directors, each Board is responsible for determining the best structures and practices to fulfill its primary fiduciary duty of long-term value creation
    - The NACD Chief Knowledge Officer has advised NTS that flexibility in Board size is preferred, and has stated "Bylaws should set a wide range for board size."
- **The NTS Board and legal advisors feel a range for board size is preferred**
  - Allows flexibility to add qualified directors who can add value, also to reduce size if appropriate (NTS board has been reduced from 13 to 9 over recent years)
  - Not having flexibility could make it impossible to conclude important strategic transactions, such as mergers or acquisitions, which could add significant value but require offer of board seats

The Board of Directors Seeks ISS' Recommendation AGAINST Proposals 4 & 5

NTS